Privileged & Confidential | © 2024 Newpark Resources Inc. Investor Presentation December 2024

2 Safe Harbor Disclaimers Forward Looking Statements This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. All statements other than statements of historical facts are forward-looking statements. Words such as “will,” “may,” “could,” “would,” “should,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “outlook,” “guidance,” and similar expressions are intended to identify these forward-looking statements but are not the exclusive means of identifying them. These statements are not guarantees that our expectations will prove to be correct and involve a number of risks, uncertainties, and assumptions. Many factors, including those discussed more fully elsewhere in this presentation and in documents filed with the Securities and Exchange Commission by Newpark, particularly its Annual Report on Form 10-K, and its Quarterly Reports on Form 10-Q, as well as others, could cause actual plans or results to differ materially from those expressed in, or implied by, these statements. These risk factors include, but are not limited to, risks related to our focus on growth of our Industrial Solutions business; the expected benefits from the recently completed sale of our Fluids Systems business; economic and market conditions that may impact our customers’ future spending; the ongoing conflicts in Europe and the Middle East; operating hazards present in the industries in which our customers operate; our contracts that can be terminated or downsized by our customers without penalty; our product offering and market expansion; our ability to attract, retain, and develop qualified leaders, key employees, and skilled personnel; expanding our services in the utilities sector, which may require unionized labor; the price and availability of raw materials; inflation; capital investments and any future business acquisitions; market competition; technological developments and intellectual property; severe weather, natural disasters, and seasonality; public health crises, epidemics, and pandemics; our cost and continued availability of borrowed funds, including noncompliance with debt covenants; environmental laws and regulations; legal compliance; the inherent limitations of insurance coverage; income taxes; cybersecurity incidents or business system disruptions; activist stockholders that may attempt to effect changes at our Company or acquire control over our Company; share repurchases; and our amended and restated bylaws, which could limit our stockholders’ ability to obtain what such stockholders believe to be a favorable judicial forum for disputes with us or our directors, officers or other employees. We assume no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by securities laws. Newpark's filings with the Securities and Exchange Commission can be obtained at no charge at www.sec.gov, as well as through our website at www.newpark.com. Non-GAAP Financial Measures This presentation includes references to financial measurements that are supplemental to the Company’s financial performance as calculated in accordance with generally accepted accounting principles (“GAAP”). These non-GAAP financial measures include Adjusted Income (Loss) from Continuing Operations, Adjusted Income (Loss) from Continuing Operations Per Common Share, earnings before interest, taxes, depreciation and amortization (“EBITDA”) from Continuing Operations, Adjusted EBITDA from Continuing Operations, Adjusted EBITDA Margin from Continuing Operations, Free Cash Flow, and Net Debt (Cash). We believe these non-GAAP financial measures are frequently used by investors, securities analysts and other parties in the evaluation of our performance and liquidity with that of other companies in our industry. Management uses these measures to evaluate our operating performance, liquidity and capital structure. In addition, our incentive compensation plan measures performance based on our consolidated EBITDA, along with other factors. The methods we use to produce these non-GAAP financial measures may differ from methods used by other companies. These measures should be considered in addition to, not as a substitute for, financial measures prepared in accordance with GAAP.

Business Overview

We Are a Pure-Play Specialty Rental & Services Company

We provide worksite access solutions to power and infrastructure markets

ABOUT NEWPARK

We are a vertically integrated industrial services company that provides specialty rental and temporary work-site access solutions, led by our engineered composite matting system, to customers globally across diverse end-markets.

Financial Highlights



32%
TTM Q3 '24
Revenue
68%
Product Sales
Rental & Services



Revenue
$194
$193
$208
$206
2021
2022
2023
TTM Q3 '24



Adj. EBITDA*
$35
$38
$49
$50
2021
2022
2023
TTM Q3 '24



Adj. EPS*
$0.04
$0.08
$0.17
$0.21
2021
2022
2023
TTM Q3 '24

Profitable Platform of Scale

Trailing twelve-months continuing operations as of September 30, 2024

$206 Total Revenue ($MM)	**$50** Adjusted EBITDA* ($MM)	**24.5%** Adjusted EBITDA Margin*
$43 Free Cash Flow* ($MM)	**$0.21** Adjusted EPS*	**$29** Net Cash* ($MM) as of 9/30/24

Global footprint



7
Partners
31
R&S Yards

The Woodlands, TX
Corporate HQ

450
Employees

On September 13, 2024, the Company completed the sale of its equity interests in substantially all of the Company's Fluids Systems segment. The results of the Fluids Systems segment are reported in discontinued operations for all periods.
* Represents a non-GAAP financial measure. See reconciliation to the most comparable GAAP measure in "Non-GAAP Financial Measures" slides within this presentation.

NEWPARK
4

DURA-BASE® Advanced-Composite Mat System™

Our flagship product is the original composite mat made from 100% recyclable high-density polyethylene

DURA-BASE® COMPOSITE MATTING SYSTEM

DURA-BASE® was introduced in 1998 as the market's first engineered thermoplastic worksite access matting solution.

Today, with the largest composite fleet in the U.S.*, DURA-BASE® continues to set the standard for safe, cost-effective, and environmentally friendly performance and remains the preferred heavy-duty working platform for temporary work sites and access roads.



Composite Matting Value Proposition

Design & Manufacturing	Engineered, compression molded, single-piece construction – proprietary formula and lightest weight heavy duty mat on the market*
Handling and Logistics	Ease of deployment; true, 8' x 14' x 4" two-sided mat design; transport up to 3x the capacity of traditional wood-based alternative*
Safety	Continuous work surface eliminates gapping and differential movement – aides in reducing equipment damage & improving safety
Environmental	Non-permeable, sealed design prevents contamination of the carry of invasive species – 100% recyclable
Durability	Long-term performance life with minimal maintenance expense; capable of lasting 15+ years

Flexible Model Accommodates Varying Customer Needs

We provide both rental and purchase options for our customers

Reasons Customers


RENT

68% of Revenues**

- Capital preservation/optionality
- Project-by-project mindset
- Shorter-term single project use
- Nationwide logistics efficiency
- Value safety, service quality, responsiveness

Reasons Customers


BUY

32% of Revenues**

- Ownership mindset
- Economic incentives to own
- Long-term multi-project requirements
- Value brand promise, matting system compatibility and long-life assets
- Access to Lifecycle Management program

* Based on internal assessment of currently available competitive heavy-duty mats in U.S. market
** Based on TTM Q3 '24 revenues

NEWPARK 5

6 Vertically Integrated Model Supports Specialty End-Markets We combine industry-leading IP and deep manufacturing expertise with on-demand logistics support and installation • Introduced DURA-BASE® to the world over 25 years ago as the first 100% recyclable composite matting solution • Committed R&D, Project Technical Support team with industry-leading experience • Focus on reducing lifecycle waste and carbon emissions • Sufficient production capacity to support growth plans for the next 3-5 years • State-of-the-art 93,000 square foot ISO 9001:2015 facility in Carencro, LA • Strategically located next to cost advantaged “Gulf Coast” suppliers • Pre-planning assessment and access mat plan design • Temporary work sites and access roads • Ancillary services like SWPPP management and ground restoration at completion of operations • Largest heavy duty composite mat manufacturing capacity and rental service fleet in the U.S. • Supply small- and large-scale rental and sale requests • Experienced composite matting industry sales and national service operations team We Serve a Diverse Mix of Growing End-Markets Engineering & Design Precision Manufacturing Logistics Planning & Installation Specialty Rental, Product Sale Oil & Gas Pipeline Infrastructure Construction Rail & OtherPower Transmission

7 We Own and Operate The Largest Composite Matting Fleet in the U.S. End-market Revenue Concentration Power Transmission Oil & Gas Other Power Transmission • Need for significant sustained investment driven by aging infrastructure, transmission congestion, grid hardening efforts, and renewable interconnect • Substantial electricity demand growth (datacenter requirements, AI) • Government stimulus tailwinds (Inflation Reduction Act and Infrastructure Investment and Jobs Act) Oil & Gas • Resilient global demand, restrained supply for oil and gas • Access to affordable and reliable energy enables renewables transition • Geopolitical instability and focus on energy security • Spend driven by aging infrastructure and decarbonization initiatives Rail & Other • Major access markets in UK and EU • Significant repair and maintenance requirement for aging infrastructure • New infrastructure required to facilitate offtake of renewables Segment Demand Drivers Macro Outlook +++ ++ + Pipeline • Significant repair and maintenance requirement for aging infrastructure • New infrastructure required to facilitate energy transition • Varied usage for composite matting on new construction + Infrastructure Construction • Government stimulus tailwinds (Inflation Reduction Act and Infrastructure Investment and Jobs Act) • Interest rate relief beginning to spur new / resumed investment activity + We have the scale to capitalize on multi-year investment cycles across multiple end-markets

8 Stable Base of Recurring Customer Relationships Newpark is approaching 10% market share in the U.S. matting market* Growing Revenue Per Relationship Average rental & service revenue per customer, $ in thousands High Recurring Revenue Relationships** Percentage of recurring rental & service customers for 2023 Recurring Customer New Customer 90% 10% $322 $389 $417 2021 2022 2023 Why Customers Choose Newpark Safety Service Quality Responsiveness Experience Value * Based on internal estimate ** Recurring reflects customers generating R&S revenue during at least 2 of the prior 3 years.

9 Significant Opportunity within Power Transmission Market Stable & growing investments in an aging grid to support hardening, upgrades and interconnects with renewables Total Estimated Transmission CapEx and Power Demand Adaptation, hardening and resilience as drivers of transmission investment 20% 5% 42% 28% 5% AHR: Hardening & Resilience AHR: Advanced Technology Expansion/Growth Replacement/Maintenance Other Transmission Transmission AHR CapEx = 25% Enhanced Via Significant Government Stimulus in Coming Years Source: EEI Electric Power Industry Outlook (September 2024)Source: EEI Business Analytics Group (based on U.S. Investor-Owned Electric Utilities Investment proportions applied to 2016-2023 actual Capex and 2024-2026 projections) , S&P Commodity Insights North American Power Market Outlook (2024) Infrastructure Investment and Jobs Act (IIJA) is investing significantly over next decade $1.2T+ U.S. investor-owned utilities are expected to deploy CapEx of $200B+ annually in 2025/2026 (est. 50%-60% T&D) for energy security, sustainability, and affordability $200B+ Annual U.S. utility transmission investment with ~8.5% of spend on temporary access specialty rental & services >$30B + ~ Source: United States Department of Transportation (2023) Source: EEI Finance Department Source: EEI Business Analytics Group, Newpark estimates $18 $19 $19 $21 $24 $25 $27 $30 $31 $35 $39 3,000 3,500 4,000 4,500 $10 $15 $20 $25 $30 $35 $40 $45 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 TW h T& D C ap ex ($ Bi lli on ) Transmission CapEx Net on-grid demand

10 Our Specialty Rental Business Generates ~35% IRR * Based on average actual performance of Newpark’s fleet when installed & utilized to manufacturers recommendations -$2,000 $0 $2,000 $4,000 $6,000 $8,000 $10,000 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 Newpark Rental Mat Economic Case Annual Rental revenue ~50% of cost 12-year depreciable life; 2-3 year payback Minimal maintenance cost Recycled for <50% of original cost Revenue generation remains consistent Material can be recycled multiple times 35% IRR Original mat manufactured Virgin &/or recycled materials engineered to meet design performance requirements Up to 15-year useful life* No deterioration in performance or rental pricing over lifetime Minimal maintenance cost required Mat returned for reprocessing >95% recapture of original input materials Expertly reformulated to achieve original design performance requirements Eliminates mat being sent to landfill Gen2 mat manufactured Original materials returned to a further 15-year useful life* Significant reduction in carbon emissions through reuse of original & or recycled materials Multiple cycles possible creating long useful life. Recyclable composite matting provides for long useful raw material life and superior IRR

Recent Performance

12 3Q24 Performance Summary, 4Q24 & Full-Year 2024 Outlook Following a challenged 3Q24 performance, rental demand has rebounded sharply entering 4Q24 Third Quarter 2024 Performance Summary Fourth Quarter & Full-Year 2024 Performance Outlook We are a pure-play worksite access solutions business With the sale of our Fluids business in September 2024, Newpark has become a leading, pure-play specialty rental and services company serving the global worksite access and critical infrastructure markets, creating a simpler, higher- margin, more profitable business. Project timing & facility maintenance impacted performance 3Q24 performance impacted by shifts in project timing in select markets, unfavorable weather conditions, and extended maintenance at our Louisiana manufacturing facility; sequentially lower rental activity and facility maintenance event negatively impacted Adjusted EBITDA by nearly $5 million in 3Q24. Six weeks of unplanned maintenance at Louisiana facility Mat production facility in Carencro, LA conducted six weeks of unplanned facility maintenance; facility returned to full operation in late September 2024 with limited scheduled maintenance in near-term. Transmission project timing led to demand pause During a seasonally slow period of the year, several key customers shifted priorities from transmission projects to renewable projects; 3Q24 results also impacted by unusually dry weather conditions, particularly in our Southern markets, which impacted matting demand. Disciplined capital allocation, continued balance sheet strength As a result of the Fluids Systems sale in September 2024, we ended the third quarter of 2024 with total cash of approximately $43 million, total debt of approximately $14 million, and available liquidity under our ABL credit facility of $56 million. Future cash flows to benefit from monetization of assets 9/30/24 balance sheet included $28 million of U.S. federal NOL and other tax credit carryforwards and $18 million of net deferred consideration from Fluids Systems sale. Newpark also owns an administrative HQ building in Katy, TX with an approximate net book value of $23 million. Rental activity rebounded sharply, delivering a record Oct-24 Customer project activity rebounded sharply during the month of October 2024 following a resumption in planned project activity, together with increased demand from emergency response customers due to an active Hurricane season. Revised our full-year 2024 Adjusted EBITDA guidance Currently anticipate full-year Industrial Solutions segment Adjusted EBITDA in a range of $77 to $81 million, reflecting effects of pronounced seasonality and impact of unplanned maintenance event in 3Q 2024.

13 3Q23 vs. 3Q24 Performance Bridge 3Q23 vs. 3Q24 Adjusted EBITDA from Continuing Operations* $ in millions $12 ($0) ($1) ($2) ($3) ($1) $3 Q3 2023 Rental Pricing Rental Volume Service Product Sales Maintenance Cost Reduction Q3 2024 $8 * Represents a non-GAAP financial measure. See reconciliation to the most comparable GAAP measure in “Non-GAAP Financial Measures” slides within this presentation.

14 Strategic Focus on Fleet Optimization, Price Discipline, Cost Controls Industrial Solutions Revenue $ in millions .* Represents a non-GAAP financial measure. See reconciliation to the most comparable GAAP measure in “Non-GAAP Financial Measures” slides within this presentation. Industrial Solutions Adjusted EBITDA* $ in millions Industrial Solutions Adjusted EBITDA Margin* Adjusted EBITDA as % of total revenue $207.6 $57.3 $44.2 FY23 3Q23 3Q24 $74.4 $19.7 $12.5 FY23 3Q23 3Q24 35.8% 34.4% 28.3% FY23 3Q23 3Q24

15 Anticipate Demand Acceleration in 4Q24 and into 2025 TTM Rental Revenue $ in millions TTM Services Revenue $ in millions TTM Product Sales Revenue $ in millions $76 $79 $83 $87 $83 $84 $85 $84 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 $59 $61 $66 $68 $67 $66 $60 $56 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 $59 $74 $63 $64 $58 $52 $74 $67 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 Anticipate both a q/q and y/y improvement in rental revenue in 4Q24, given a record revenue month in Oct-24 Utilities sector drove 55% of rental revenue YTD 3Q24 Services revenue generally lower margin than Rental Lower service intensity on rental projects has impacted near-term service revenue capture Product sales can be volatile quarter-to- quarter, depending on customer capital spending activity Utilities sector drove 65% of product revenue YTD 3Q24

16 Industrial Solutions Driving Superior Return on Invested Capital Pre-Tax Return on Industrial Solutions Segment Net Assets* (%) Strong historical returns improving as rental operations expand * Net assets represents segment net assets, excluding cash and debt. 20.0% 20.6% 23.2% 21.1% FY21 FY22 FY23 TTM 3Q24

17 For The Full Year 2024, Newpark Currently Anticipates The Following: Financial Guidance Current as of November 7, 2024 Industrial Solutions Revenue in a range of Industrial Solutions Adjusted EBITDA in a range of Industrial Solutions Capital Expenditures in a range of $217-$223 million $77-$81 million $33-$35 million

Value Creation Roadmap

Our Commercial Growth Priorities Include Both Organic and Inorganic Growth

Our Organic Growth Priorities
Pursuing the highest-return, value-enhancing projects

- Geographic network expansion to service new growth territories
- Rental fleet growth to match growing customer demand
- Increasing revenue density and customer relevance in served markets

Our Acquisition Criteria
Complementary, accretive opportunities

- Expanding scale in site access at accretive economics
- Increased customer value and industry coverage through broader specialty rental asset offering or manufacturing

Significant Balance Sheet Optionality
Net cash* of $29 million at 9/30/24

Nearly **$100 million** of cash and availability under ABL credit facility exiting 3Q24

Net Debt (Cash)*



$91
$91
$36
Net Cash Positive
($29)
Dec 21
Dec 22
Dec 23
Sep 24

Divestiture of Fluids Systems created balance sheet capable of supporting significant growth

80%+ of capital expenditures in 2022-2024 directed to rental fleet expansion

* Represents a non-GAAP financial measure. See reconciliation to the most comparable GAAP measure in "Non-GAAP Financial Measures" slides within this presentation.

NEWPARK 19

Our Operational Excellence Initiatives Drive Asset Optimization, Sustainable Cost Reductions

Fluids Systems divestiture paves the way for further SG&A reductions

Recent Operational Improvements

Building a leaner, more efficient industrial solutions platform

- Divestitures of several under-performing business units in 2022 led to several actions to drive cost efficiency
- Targeted actions in 2023 to streamline operational support, remove layers of management and simplify business support activities

Remaining Operational Improvements

Supports further margin expansion

- Investments in alternative raw material sources, including post-industrial recycling
- Rental fleet and asset logistics optimization, improving asset utilization and reducing transportation costs
- Longer-term opportunity to reduce SG&A into mid-teens % of revenue following recent exit of Fluids Systems

Reducing Fixed Overhead, Improving Efficiency

SG&A as % of total revenue



~350 bps of SG&A margin improvement since FY21
26.0%
25.3%
24.6%
22.1%
FY21
FY22
FY23
TTM 3Q24

On September 13, 2024, the Company completed the sale of its equity interests in substantially all of the Company's Fluids Systems segment. The data shown reflects continuing operations only.

NEWPARK

20

Our Capital Allocation Priorities Seek To Maximize Return On Capital Employed

Capital Allocation Priorities

- Maintain modest leverage
- Organic investment to expand rental fleet, along with associated equipment
- Continually evaluate accretive inorganic growth opportunities to accelerate growth
- Return of capital via programmatic share repurchases

Balanced Capital Allocation
YTD 3Q24 ($MM)



$5
$30
$56
Debt Reduction
Capital Expenditures
Share Repurchases

Consistent return of capital under $50 million share repurchase authorization
$ in Millions



$20
$35
$40
$46
$34
$19
$17
$11
TTM 4Q22
TTM 1Q23
TTM 2Q23
TTM 3Q23
TTM 4Q23
TTM 1Q24
TTM 2Q24
TTM 3Q24

Prioritizing return of capital entering 2025

In February 2024, the Board of Directors increased the authorization for repurchases of common stock up to $50.0 million. No share repurchases were made in the first nine months of 2024, due to trading blackout restrictions associated with the Fluids Systems sale process that was completed in September 2024.

NEWPARK
21

22 Investment Conclusion We are a pure-play worksite access solutions business Newpark has become a leading, pure-play specialty rental and services company serving the global worksite access and critical infrastructure markets, creating a simpler, higher-margin, more profitable business entering 2025 We are a leader within the composite matting industry We own and operate the largest compositive matting fleet in the United States; our specialty rental unit economics support an IRR of approximately 35% We operate a vertically integrated model that supports superior ROIC We have developed in-house engineering & design, manufacturing, logistics and installation capabilities that, in combination, have positioned us to drive consistent value creation for our customers, together with a return of invested capital of greater than 20%* on a TTM 3Q24 basis. We subscribe to a disciplined capital allocation strategy As of Sept. 30, 2024, we had nearly $100 million in cash and availability under our ABL. We redeploy cash from operations toward a combination of organic investment, share repurchases, and opportunistic investments in complementary worksite access assets. We operate a highly cash generative business Our cash generative business provides capital to support our capital allocation priorities *Specific to Industrial Solutions segment, excludes corporate office (shared service) expense

Appendix

24 Experienced Leadership Team Matthew Lanigan joined Newpark in April 2016 as President, Newpark Industrial Solutions, and was appointed as our Chief Executive Officer in March 2022. • From April 2014 to June 2015, Mr. Lanigan served as a Managing Director of Custom Fleet Services in Australia for GE Capital Corporation, a financial services unit of General Electric. • From September 2010 to March 2014, he served as Commercial Excellence Leader in Asia Pacific for GE Capital. • Previous to September 2010, Mr. Lanigan held various executive positions in marketing and sales for GE Capital Corporation and spent his early career with ExxonMobil as a Drilling & Completions Engineer and an Offshore Production Engineer and Marketer for Crude & LPG. • Mr. Lanigan received his Bachelor's degree in Chemical Engineering from Royal Melbourne Institute of Technology and his MBA from the Melbourne Business School at the University of Melbourne and is certified as a Six Sigma Master Black Belt. Gregg Piontek joined Newpark in April 2007 as Vice President, Controller and Chief Accounting Officer. • Prior to joining Newpark, Mr. Piontek was Vice President and Chief Accounting Officer of Stewart & Stevenson LLC, where, as a member of the executive team, he directed all start-up and purchase accounting functions related to the purchase of assets from Stewart & Stevenson Services, Inc. and served as lead executive financial officer for their $150 million public debt offering. • Previously, from 2001 to 2006, he held the positions of Assistant Corporate Controller and Controller, Power Products Division at Stewart & Stevenson Services, Inc. • Prior to that, Mr. Piontek served in various financial roles at General Electric, CNH Global N.V. and Deloitte & Touche LLP. Mr. Piontek is a Certified Public Accountant and received a Master of Business Administration from Marquette University and a Bachelor of Science degree in Accounting from Arizona State University. Lori Briggs joined Newpark in October 2017 as Senior Director, Business Transformation & Integration, was promoted to the position of Vice President, Marketing for Newpark Industrial Solutions in January 2021, and has been responsible for Industrial Solutions business operations since September 2021. • Ms Briggs has progressed her career by blending her expertise in marketing, business development, pricing, and finance to optimize team performance and drive profitability across multiple platforms. • Prior to joining Newpark, she held leadership roles with progressing responsibility in various divisions of GE (including Oil & Gas, Capital, and Aviation) for over 25 years, most recently holding the position of Global Pricing Leader for GE Oil & Gas, an energy subsidiary. • Ms. Briggs received her Bachelor of Science degree in Finance and Statistics/ Mathematics from Miami University and her MBA from Washington University in St. Louis. Celeste Frugé joined Newpark in April 2008 as Senior Corporate Counsel and was promoted to the position of Vice President – General Counsel, Chief Compliance Officer and Corporate Secretary in May 2023. • Since joining Newpark in 2008, Ms. Frugé has served in various legal roles of increasing responsibility, including the role of Associate General Counsel from January 2011 to February 2020 and as the Company's Deputy General Counsel and Assistant Corporate Secretary since February 2020. • In her capacity as Deputy General Counsel, she was responsible for managing and overseeing various global legal matters including complex commercial matters, acquisitions and divestitures, litigation and pre-litigation disputes, joint ventures and other legal issues including but not limited to data privacy, information governance, regulatory matters, and tax matters. • Prior to joining Newpark, Ms. Frugé practiced law at Winstead, PC where she was a member of the Corporate, Securities/M&A practice group and at Stibbs & Burbach, PC in The Woodlands, Texas. • Ms. Frugé received her undergraduate degree from Loyola University and earned her J.D. from Loyola University New Orleans College of Law. Matthew S. Lanigan President and Chief Executive Officer Gregg S. Piontek Senior Vice President & Chief Financial Officer Lori Briggs Vice President, Business Operations Celeste Frugé Vice President – General Counsel, Chief Compliance Officer & Corporate Secretary

25 Consolidated Statements of Operations (unaudited) (1) Provision (benefit) for income taxes from continuing operations for the three and nine months ended September 30, 2024 includes an income tax benefit of $14.6 million primarily reflecting the release of valuation allowances on U.S. net operating losses and other tax credit carryforwards following the sale of the Fluids Systems business.

26 Operating Segment Results (unaudited)

27 Consolidated Balance Sheets (unaudited)

28 Consolidated Statements of Cash Flows (unaudited)

29 Non-GAAP Financial Measures (unaudited)

30 Non-GAAP Financial Measures (unaudited)

31 Non-GAAP Financial Measures (unaudited)

32 Non-GAAP Financial Measures (unaudited)

33 Non-GAAP Financial Measures (unaudited)

34 Non-GAAP Financial Measures (unaudited)

Privileged & Confidential | © 2024 Newpark Resources Inc.